COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 14:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

1.	As collateral for its liabilities, the Company has recorded floating charges on all of its assets, including the intellectual property and equipment, in favor of banks.

2.	Shagrir's subsidiary recorded a first priority floating charge on all of its assets in favor of the bank.

b.	Collateral:

1.
To secure Shagrir's obligations for providing services to several of its customers, Shagrir provided such customers with a bank guarantee in the amount of about $3,414 in effect between January 2009 and December 2018.

2.	The Company obtained bank guarantees in the amount of $362 in favor of its lessor and customs.

3.
As of December 31, 2015 and 2014, the use of $ 0 and $ 62, respectively, has been restricted following B.C.R.A. (Central Bank of Argentina) regulations, until the company completes the registration with local authorities of certain capital contributions.

c.	Royalties:

The Company has undertaken to pay royalties to the BIRD Foundation ("BIRD"), at the rate of 5% on sales proceeds of products developed with the participation of BIRD up to the amount received, linked to the U.S. dollar. The contingent obligation as of December 31, 2015 is $2,444. No royalties were accrued or paid during 2015, 2014 and 2013.

d.	Lease commitments:

The Company and its subsidiaries have leased offices, motor vehicles and locations for periods through 2017. Minimum annual rental payments under non-cancelable operating leases are as follows:

2016	2,994
2017	2,183
2018	1,555
2019	3,654

10,386

Rent expenses for the years ended December 31, 2015, 2014 and 2013, were $3,678, $3,528 and $3,325, respectively.

e.	Litigation:

1.
As of December 31, 2015, several claims were filed against the Company and its subsidiary Shagrir, mainly by customers. The claims are in an amount aggregating to approximately $378. The substance of the claims is the malfunction of the Company’s products, which occurred during the ordinary course of business. The Company’s management, based on the opinion of its legal counsel, in of the opinion that no material costs will arise in respect to these claims.

2.
In August 2014, Pointer Brazil received a notification of lack of payments of $398 of VAT tax (Brazilian ICMS tax) plus $1,669 of interest and penalty totaling $2,067 of infraction. Company is defending this litigation at court and made a provision of $82 (43% of total litigation amount after reductions expected at court). The total timeframe of litigation is up to 14 years.

3.
In August 2015, the company received a tax deficiency notice against Pointer Brazil, pursuant to which Pointer or Pointer Brazil is required to pay an aggregate amount of approximately US$9.9 million. The claim is based on the argument that the services provided by Pointer Brazil should be classified as "Telecommunication Services", and therefore subject to the State Value Added Tax. The Company based on the opinion of its legal counsel, in of the opinion that no material costs will arise in respect to these claims and did not make any provision once this issue has two precedents that won the same type of litigation.

f.	Commitments:

1.
The Company and DBSI Investment Ltd. ("DBSI"), an equity owner in the Company (see Note 18), have entered into a management services agreement pursuant to which DBSI shall provide management services in consideration of annual management fees of $180 for a period of three years commencing on August 1, 2011.

2.	Under the credit facility from the Bank, Shagrir and the Company are required to meet financial covenants (see Note 11c and 11d).